SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.   20549

                       ----------------------------

                                 FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  February 13, 1997


                       QUAKER CHEMICAL CORPORATION
          (Exact name of Registrant as specified in its charter)


PENNSYLVANIA                      0-7154                            23-0993790
(State or other          (Commission File Number)             (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


              Elm and Lee Streets
              Conshohocken, PA                                19428
     (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code:   (610) 832-4000


                                                                        1 of 7

ITEM 5:   Other Events.

          The Company's press release dated February 13, 1997 filed herewith as Exhibit 99.2 is incorporated herein by this reference.


ITEM 7:   Financial Statements and Exhibits.

     99.2 Press Release.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              QUAKER CHEMICAL CORPORATION




                              By: /s/ THOMAS F. KIRK
                                  ------------------------------------------
                                  Thomas F. Kirk
                                  Vice President and Chief Financial Officer




DATE:  February 20, 1997

                              EXHIBIT INDEX


     EXHIBIT                                           PAGE
     -------                                           ----
      99.2       Press Release                           5